UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

U.S. CONCRETE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement No.:

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*** Exercise Your Right to Vote***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 15, 2013.
U.S. CONCRETE, INC.
331 N. MAIN STREET EULESS, TX 76039
ATTN: LISA SUTTER
U.S. CONCRETE, INC.

Meeting Information
Meeting Type:    Annual Meeting
For holders as of:    March 18, 2013
Date: May 15, 2013    Time: 9:00 AM EDT
Location: Newark Liberty International Marriott
                                 1 Hotel Road
Newark, NJ 07114

Directions: For directions to the Annual Meeting, please call our Corporate Secretary at (817) 835-4113.
You are receiving this communication because you
hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the
more complete proxy materials that are available to you on the
Internet. You may view the proxy materials online at
www.proxyvote.com or easily request a paper copy (see
reverse side).

We encourage you to access and review all of the important
information contained in the proxy materials before voting.

See the reverse side of this notice to obtain
proxy materials and voting instructions.
M57274-P33588

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement    2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow à XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:    www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*:    sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2013 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M57275-P33588

Proxy Materials Available to VIEW or RECEIVE:

Voting Items

The Board of Directors recommends you vote
"FOR ALL" the following nominees:
1.     Election of Directors
Nominees:
01) Eugene I. Davis
02) William J. Sandbrook
03) Kurt M. Cellar
04) Michael D. Lundin
05) Robert M. Rayner
06) Colin M. Sutherland
07) Theodore P. Rossi

The Board of Directors recommends you vote "FOR" the following proposals:

2.     Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending
December 31, 2013.

3.     Approve the U.S. Concrete, Inc. Long Term Incentive Plan.

4.     Advisory resolution to approve the compensation of our named executive officers.

The Board of Directors recommends you vote "1 Year" on the following proposal:

5.     Advisory resolution regarding the frequency of future votes on named executive officer compensation.

NOTE: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof, including procedural and other matters relating to the conduct of the meeting. The undersigned hereby revokes all previous proxies given by the undersigned with respect to the shares represented hereby in connection with the Company’s 2013 Annual Meeting of Stockholders. This proxy may be revoked at any time prior to a vote thereon. Receipt of the accompanying Notice and Proxy Statement and Annual Report of the Company for the fiscal year ended December 31, 2012 is hereby acknowledged.
M57277-P33588